Inventories	12 Months Ended
Dec. 31, 2022
Inventories.
Inventories

(12)   Inventories

Details of inventories at 31 December 2022 and 2021 are as follows:

	Thousands of Euros
	31/12/2022	31/12/2021
Goods for resale	138,909	137,887
Raw materials and supplies	1,064,776	657,060
Work in progress and semi-finished goods	1,331,644	721,088
Finished goods	666,028	743,319
	3,201,357	2,259,354

Movement in the inventory provision was as follows:

	Thousands of Euros
	31/12/2022	31/12/2021	31/12/2020
Balance at 1 January	158,724	122,613	104,251
Net charge for the year	(66,647)	28,092	42,255
Cancellations for the year	(12,155)	(269)	(189)
Translation differences	4,818	8,288	(23,704)
Balance at 31 December	84,740	158,724	122,613

As a result of the discontinuation of the Blood Collection Systems activity, an impairment of some inventory was recognized for a total amount of Euros 5 million as an expense in the consolidated statement of profit and loss for 2021.